Exhibit 99.1

    Certification of Principal Executive Officer Pursuant to Section 1350 of
    ------------------------------------------------------------------------
                      Chapter 63 of Title 18 of the United States Code
                      ------------------------------------------------

     I, Ronald N. Zebeck, Chairman and Chief Executive Officer of Metris Companies Inc., certify that (i) the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2001 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2001 fairly presents, in all material respects, the financial condition and results of operations of Metris Companies Inc.


                                          /s/ Ronald N. Zebeck
                                          -----------------------------------
                                          Ronald N. Zebeck
                                          Chairman and Chief Executive Officer
                                          (Principal Executive Officer)
                                          October 22, 2002